Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events
—
Note 24
Subsequent events
Divestments
On January 19, 2023, the Company

reached an agreement to sell

its Power Conversion Division

to AcBel
Polytech Inc. for $ 505

million in cash. The transaction

is subject to regulatory approvals

and is expected to be
completed in the second half of 2023.
Debt
On January 16, 2023, the Company issued

the following EUR Instruments:

(i) EUR
500

million of
3.25%
Instruments, due 2027, and (ii) EUR 750

million of
3.375
% Instruments, due 2031, both paying

interest
annually in arrears at a fixed rate.

The aggregate net proceeds

of these EUR Instruments, after discount

and
fees, amounted to EUR 1,235

million (equivalent to approximately

$
1,338

million on date of issuance).
As of February 23, 2023, the Company

has repaid all amounts previously

outstanding at December 31, 2022,
under the $ 2

billion Euro commercial paper

program.
Income taxes
In February 2023, on completion

of a tax audit, the Company obtained

resolution of an uncertain tax position
for which an amount was recorded

within Other non-current liabilities

as of December 31, 2022. Due to the
resolution of this matter, the Company expects to release

the provision of approximately $
200

million in the
first quarter of 2023.
Stockholders’ equity
In February 2023, the Company announced

that a proposal will be put to the 2023

AGM for approval by the
shareholders to distribute 0.84

Swiss francs per share to

shareholders.
In February 2023, the Company obtained

an additional amount of funding

raised through the private
placement of new shares of ABB E-Mobility, increasing

the total gross proceeds by an additional
325

million
Swiss francs (approximately $ 351

million) and further reducing

the Company’s ownership in ABB E-Mobility
to 81

percent.